Other Balance Sheet Components - Accrued Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Other Balance Sheet Components
Accrued legal fees	$ 4,053	$ 1,562
Accrued professional fees	2,446	1,398
Accrued sales and business taxes	221	241
Accrued cost of revenue	176	236
Warranty liability	49	54
Other accrued liabilities	264	480
Total accrued expenses	$ 7,209	$ 3,971